                                                      EXHIBIT 10.68

                    RECEIVABLES SALE AGREEMENT

                              BETWEEN

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                                AND

                  NAVISTAR FINANCIAL CORPORATION

                     DATED AS OF JULY 30, 2004

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                                - ii -

                         TABLE OF CONTENTS

ARTICLE I.........................................................2
      SECTION 1.01.  Definitions..................................2

ARTICLE II........................................................2
      SECTION 2.01.  Purchase and Sale of Receivables.............2
      SECTION 2.02.  Purchase Price...............................2
      SECTION 2.03.  The Closing..................................2
      SECTION 2.04.  Payments and Default Fee.....................2
      SECTION 2.05.  Transfer of Records..........................2
      SECTION 2.06.  Intended Characterization....................2

ARTICLE III.......................................................2
      SECTION 3.01.  Representations and Warranties as to
           Receivables............................................2
      SECTION 3.02.  Additional Representations and
           Warranties of NFC......................................2
      SECTION 3.03.  Representations and Warranties of NFRRC......2

ARTICLE IV........................................................2
      SECTION 4.01.  Conditions to Obligation of NFRRC............2
      SECTION 4.02.  Conditions To Obligation of NFC..............2

ARTICLE V.........................................................2
      SECTION 5.01.  Conflicts With Further Transfer and
           Servicing Agreements...................................2
      SECTION 5.02.  Protection of Title..........................2
      SECTION 5.03.  Other Liens or Interests.....................2
      SECTION 5.04.  Repurchase Events............................2
      SECTION 5.05.  Indemnification..............................2
      SECTION 5.06.  Further Assignments..........................2
      SECTION 5.07.  Pre-Closing Collections......................2
      SECTION 5.08.  Limitation on Transfer of International
           Purchase Obligations....................................
           2
      SECTION 5.09.  Sale Treatment...............................2
      SECTION 5.10.  Schedule of Receivables......................2

ARTICLE VI........................................................2
      SECTION 6.01.  Indemnities by the Originator................2

ARTICLE VII.......................................................2
      SECTION 7.01.  Amendment....................................2
      SECTION 7.02.  Survival.....................................2
      SECTION 7.03.  Notices......................................2
      SECTION 7.04.  Governing Law................................2
      SECTION 7.05.  Waivers......................................2
      SECTION 7.06.  Costs and Expenses...........................2
      SECTION 7.07.  Confidential Information.....................2
      SECTION 7.08.  Headings.....................................2
      SECTION 7.09.  Counterparts.................................2
      SECTION 7.10.  Severability of Provisions...................2
      SECTION 7.11.  Further Assurances...........................2
      SECTION 7.12.  No Other Third-Party Beneficiaries...........2
      SECTION 7.13.  Merger and Integration.......................2
      SECTION 7.14.  Bankruptcy Petition..........................2
      SECTION 7.15.  Limitation of Liability......................2
      SECTION 7.16.  Assignments..................................2
      SECTION 7.17.  CONSENT TO JURISDICTION......................2
      SECTION 7.18.  WAIVER OF JURY TRIAL.........................2

                             EXHIBITS

Exhibit A - Form of Assignment

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      RECEIVABLES  SALE  AGREEMENT,  dated  as  of  July  30,  2004
between  NAVISTAR  FINANCIAL  RETAIL  RECEIVABLES  CORPORATION,   a
Delaware    corporation    ("NFRRC"),    and   NAVISTAR   FINANCIAL
CORPORATION, a Delaware corporation ("NFC").

      WHEREAS,  NFRRC desires to purchase a portfolio of commercial retail  loans  evidenced  by notes  secured by new and used  medium and heavy  duty  trucks,  buses  and  trailers  (collectively,  the
"Retail Notes"), together with related rights owned by NFC;

      WHEREAS,  NFC is  willing  to  sell  such  Retail  Notes  and related rights to NFRRC;

      WHEREAS,  NFRRC may wish to sell or otherwise  transfer  such
Retail  Notes  and  related  rights,  or  interests  therein,  to a
trust,   corporation,   partnership   or  other  entity  (any  such
transferee being the "Subsequent Transferee"); and

      WHEREAS,  the  Subsequent  Transferee  may  issue  commercial
paper,   debentures,   notes,   participations,   certificates   of
beneficial  interest,  partnership  interests or other interests or securities  (collectively,  any such issued interests or securities being  "Securities")  to fund its  acquisition of such Retail Notes and related rights.

      NOW, THEREFORE, in consideration of the foregoing,  the other
good  and   valuable   consideration   and  the  mutual  terms  and
covenants herein contained, the parties hereto agree as follows:

                                13
                             ARTICLE I
                            DEFINITIONS

      SECTION 1.01.  Definitions.  Capitalized  terms  used but not otherwise  defined  in this  Agreement  shall  have the  respective meanings  assigned  them in Exhibit I to the  Receivables  Purchase
Agreement  of even date  herewith by and among  Navistar  Financial
Retail  Receivables  Corporation,  as  Seller,  Navistar  Financial
Corporation,  as Servicer,  and Thunder Bay Funding, LLC ("Thunder
Bay"),  as Purchaser,  and Royal Bank of Canada  ("RBC"),  as Agent
(as it may be  amended,  supplemented  or  modified  from  time  to time, the "Purchase  Agreement").  All  references  herein to "the
Agreement"  or "this  Agreement"  are to this Sale  Agreement as it may be amended,  supplemented  or modified  from time to time,  the exhibits  hereto and the  capitalized  terms used herein  which are defined in such Exhibit I, and all  references  herein to Articles,
Sections and subsections  are to Articles,  Sections or subsections of this Agreement unless otherwise specified.

                            ARTICLE II
                 PURCHASE AND SALE OF RECEIVABLES

      SECTION 2.01.  Purchase and Sale of  Receivables.  Subject to
the  satisfaction  of the conditions  specified in Article IV,  NFC agrees to sell,  transfer,  assign and  otherwise  convey to NFRRC, without recourse,  pursuant to a written  assignment  substantially in the form of  Exhibit A (an  "Assignment"),  and NFRRC  agrees to purchase as of the date of this  Agreement  (the  "Closing  Date"), all right, title and interest of NFC in, to and under:

(a)   the Retail Notes,  secured by one or more Financed  Vehicles, that are  identified in a schedule to the  Assignment  delivered to
NFRRC on the Closing Date (the  "Designated  Receivables")  and all
monies  paid  thereon  (including  Liquidation  Proceeds)  and  due thereunder on and after the Cutoff Date;

(b)   the security  interests in the Financed  Vehicles  granted by
Obligors  pursuant  to  the  Designated  Receivables  and,  to  the
extent   permitted  by  law,  any  accessions   thereto  which  are
financed by NFC;

(c)   all other security  interests or liens and property,  if any, purporting  to  secure  payment  of  such  Designated  Receivables,
whether   pursuant  to  a  Contract   related  to  such  Designated
Receivables  or otherwise,  together with all financing  statements and security  agreements  describing any  collateral  securing such
Designated Receivables;

(d)   the  benefits of any lease  assignments  with  respect to the related Financed Vehicles;

(e)   any proceeds from any Insurance  Policies with respect to the
Designated Receivables;

(f)   any  proceeds  from  Dealer  Liability  with  respect  to the
Designated  Receivables,  proceeds from any International  Purchase
Obligations  with respect to the  Designated  Receivables  (subject to the limitations set forth in Section 5.08 hereof); and

(g)   all  guaranties,  letters of credit and other  agreements  or arrangements  of whatever  character  from time to time  supporting
or  securing   payment  of  such  Designated   Receivable   whether
pursuant to the Contract  related to such Designated  Receivable or otherwise (other than the International Purchase Obligations);

(h)   all Records and Receivable  Files relating to such Designated
Receivables;

(i)   all of NFC's  right,  title and  interest  in the  Designated
Accounts and the Designated Account Property; and

(j)   all proceeds of any of the foregoing (the property  described in clauses (b)  through (j) hereof is referred to as the  "Related
Security").

      SECTION 2.02.  Purchase  Price.  In  consideration   for  the
purchase of the Designated  Receivables  and the Related  Security,
NFRRC  shall,  on the Closing  Date,  pay to NFC an amount equal to the  Initial  Aggregate  Receivables  Balance  for such  Designated
Receivables  (the  "Purchase  Price")  and NFC  shall  execute  and deliver to NFRRC an  Assignment  with  respect  to such  Designated
Receivables  and Related  Security.  On the Closing Date, a portion of the Purchase  Price payable on such date equal to  approximately
$298,788,749.69  shall  be  paid  to NFC in  immediately  available funds,  and the balance of the Purchase  Price shall be recorded as an advance  from NFC to NFRRC under the Navistar  Financial  Retail
Receivables  Corporation  Revolving  Note dated as of  December 16,
1991.

      SECTION 2.03.  The  Closing.  The  sale and  purchase  of the
Designated  Receivables  shall  take  place at such a  place,  on a date and at a time  mutually  agreeable  to NFC and NFRRC,  and may occur  simultaneously with the closing of any related  transactions
contemplated   by  the  Purchase   Agreement   and  the   Custodian
Agreement  (collectively,  the  "Further  Transfer  and  Servicing
Agreements").

      SECTION 2.04.  Payments  and  Default  Fee. In the event that any  payment  owed by any  Person  hereunder  becomes  due on a day that is not a  Business  Day,  then such  payment  shall be made on the next  succeeding  Business  Day. If any Person fails to pay any amount  hereunder  when due,  such Person agrees to pay, on demand, the Default Fee in respect  thereof  until paid in full;  provided, however,  that such  Default  Fee shall not at any time  exceed the maximum rate permitted by applicable law.

      SECTION 2.05.  Transfer of Records.

(a)   NFC hereby sells,  transfers,  assigns and otherwise  conveys to NFRRC  all of NFC's  right  and  title  to and  interest  in the
Records  relating to the Designated  Receivables,  without the need
for  any  further   documentation  in  connection   therewith.   In
connection  with  such  transfer,  NFC  hereby  grants  to  each of
NFRRC,  the Agent and the  Servicer an  irrevocable,  non-exclusive license  to use,  without  royalty  or  payment  of any  kind,  all software used by NFC to account for the  Designated  Receivables to the extent  necessary to  administer  the  Designated  Receivables, whether  such  software  is owned by NFC or is owned by others  and
used  by  NFC  under  license   agreements  with  respect  thereto,
provided  that should the consent of any licensor of such  software be  required  for the grant of the license  described  herein to be effective,  (i) the  grant  is  limited  to the  extent  that  such consent  has been  obtained  and (ii) NFC hereby  agrees  that upon the  request  of  NFRRC  (or  NFRRC's  assignee),  NFC will use its reasonable  efforts  to  obtain  the  consent  of such  third-party licensor.  The license  granted hereby shall be  irrevocable  until the  indefeasible  payment in full of the  Aggregate  Unpaids,  and
shall   terminate  on  the  date  this   Agreement   terminates  in
accordance with its terms.

(b)   NFC shall  take such  action  requested  by NFRRC  and/or the
Agent (as  NFRRC's  assignee),  from time to time  hereafter,  that may be  necessary  or  appropriate  to  ensure  that  NFRRC and its
assigns   under  the  Purchase   Agreement   have  an   enforceable
ownership  interest  in the  Records  relating  to  the  Designated
Receivables.

      SECTION 2.06.  Intended Characterization.

(a)   Except for the  obligation  of NFC to  repurchase  Designated
Receivables  in the  event  of a  Repurchase  Event,  the  sale  of
Receivables  hereunder  is made  without  recourse  to  Originator;
provided,  however,  that NFC  shall  be  liable  to NFRRC  for all representations,  warranties,  covenants  and  indemnities  made by
NFC  pursuant  to  the  terms  of  this   Agreement  or  any  other
Transaction Documents to which NFC is a party.

(b)   It is the  intention of the parties  hereto that the purchase of the Designated  Receivables  made hereunder  shall  constitute a sale,  which sale is absolute and  irrevocable  and provides  NFRRC
with  the   full   benefits   of   ownership   of  the   Designated
Receivables.  If,  notwithstanding  the  foregoing,  the conveyance by NFC to NFRRC of the Designated  Receivables  hereunder  shall be characterized  as a  secured  loan  and  not a sale,  or such  sale shall for any reason be  ineffective  or  unenforceable,  then this
Agreement  shall be  deemed  to  constitute  a  security  agreement under  the UCC and  other  applicable  law.  For this  purpose  and without  being in  derogation  of the parties'  intention  that the sale of Designated  Receivables  hereunder shall  constitute a true
sale  thereof,   NFC  hereby  grants  to  NFRRC  a  duly  perfected
security  interest in all of NFC's  right,  title and  interest in, to and under the Designated  Receivables and Related  Security with respect  thereto,  all other  rights and  payments  relating to the
Designated  Receivables  and  all  proceeds  of  the  foregoing  to secure  the prompt and  complete  payment of a loan  deemed to have been  made  in an  amount  equal  to  the  Purchase  Price  of  the
Designated  Receivables  together with all other obligations of NFC hereunder.  In such  event,  NFRRC and its assigns  shall have,  in addition  to the  rights  and  remedies  which  they may have under this  Agreement,  all  other  rights  and  remedies  provided  to a secured  creditor  under  the UCC and other  applicable  law and in equity, which rights and remedies shall be cumulative.

                            ARTICLE III
                  REPRESENTATIONS AND WARRANTIES

      SECTION 3.01.  Representations and Warranties as to
Receivables.   NFC  makes   the   following   representations   and
warranties as to the  Designated  Receivables on which NFRRC relies
in   accepting   such   Receivables.   Such   representations   and
warranties   speak   as  of  the   Closing   Date   (or,   if  such
representation  and  warranty  expressly  specifies  another  date, then as of such other  date),  and as of the  related  transfer  of
such  Designated   Receivables   under  the  Further  Transfer  and
Servicing  Agreements,  and shall  survive the sale,  transfer  and
assignment  of  such  Designated   Receivables  to  NFRRC  and  the
subsequent   assignment  and  transfer   thereof  pursuant  to  the
Further Transfer and Servicing Agreements:

(a)   Characteristics of Receivables.  Each Designated Receivable:

(i)   was  originated  by NFC to  finance  a retail  purchase  by a retail  customer or a  refinancing  of a Financed  Vehicle or
      Financed  Vehicles  by a retail  customer  and was  fully and properly executed by the parties thereto;

(ii)  has created or shall create a valid,  binding and enforceable security  interest in favor of NFC in each  Financed  Vehicle related  thereto,  which  security  interest  will be validly assigned by NFC to NFRRC and will be  assignable  by NFRRC to a subsequent purchaser;

(iii) contains  customary  and  enforceable  provisions  such as to
      render  the  rights  and  remedies  of  the  holder   thereof
      adequate  for  realization  against  the  collateral  of  the benefits of the security;

(iv)  shall yield interest at the Annual Percentage Rate; and

(v)   comes from one of the following  categories,  which differ in their  provisions  for the payment of principal and interest:
      Equal Payment  Fully  Amortizing  Receivables,  Equal Payment
      Skip Receivables,  Equal Payment Balloon  Receivables,  Level
      Principal Fully Amortizing Receivables,  Level Principal Skip
      Receivables,  Level Principal Balloon  Receivables,  or Other
      Receivables.  "Equal  Payment Fully  Amortizing  Receivables"
      are Receivables  that provide for equal monthly payments that fully amortize the amount  financed over its original term to maturity.  "Equal Payment Skip  Receivables"  are Receivables
      that  provide for equal  monthly  payments in eleven or fewer months of each  twelve-month  period that fully  amortize the amount  financed over its original term to maturity.  "Equal
      Payment Balloon  Receivables"  are  Receivables  that provide for  equal  monthly  payments  except  that a larger  payment
      becomes   due  on  the   final   maturity   date   for   such
      Receivables.  "Level Principal Fully Amortizing  Receivables"
      are Receivables that provide for monthly payments  consisting of level principal  amounts  together with accrued and unpaid
      interest  on  the  unpaid   Receivable   Balances.   "Level
      Principal Skip  Receivables" are Receivables that provide for
      monthly   payments   in  eleven  or  fewer   months  of  each
      twelve-month  period  consisting of level  principal  amounts together  with  accrued  and  unpaid  interest  on the unpaid
      Receivable  Balances.  "Level Principal Balloon  Receivables"
      are Receivables that provide for monthly payments  consisting of level principal  amounts  together with accrued and unpaid interest  on the unpaid  Receivable  Balances,  except that a larger  principal  payment  becomes due on the final maturity
      date   for  such   Receivables.   "Other   Receivables"   are
      Receivables not described above,  including  Receivables that provide for level monthly  payments in eleven or fewer months of each  twelve-month  period that  amortize a portion of the amount  financed  over its original  term to maturity  with a larger  payment that becomes due on the final  maturity  date for such Receivables.

(b)   Schedule of  Receivables.  The  information  set forth in the
Schedule  of  Receivables  is  true  and  correct  in all  material respects;

(c)   Compliance   With  Law.  All   requirements   of   applicable
federal,   state  and  local  laws,  and  regulations   thereunder,
including  the Equal Credit  Opportunity  Act, the Federal  Reserve
Board's  Regulation "B", the  Servicemembers  Civil Relief Act, and
any  applicable  bulk sales or bulk  transfer  law and other  equal credit  opportunity  and disclosure  laws, in respect of any of the
Designated  Receivables,  have been  complied  with in all material respects,  and each such Designated  Receivable and the sale of the
Financed Vehicle or Financed  Vehicles  evidenced  thereby complied at the  time it was  originated  or made  and now  complies  in all material  respects with all legal  requirements of the jurisdiction in which it was originated or made;

(d)   Binding  Obligation.  Each Designated  Receivable  represents the  genuine,  legal,  valid  and  binding  payment  obligation  in writing of the  Obligor  thereon,  enforceable  against the Obligor by the holder  thereof  in  accordance  with its  terms,  except as
enforceability   may   be   limited   by   applicable   bankruptcy,
insolvency,   reorganization   or  similar   laws   affecting   the
enforcement  of  creditors'   rights  in  general  and  by  equity,
regardless  of  whether  such  enforceability  is  considered  in a proceeding in equity or at law;

(e)   Security Interest in Financed  Vehicle.  Immediately prior to the sale,  transfer and assignment  thereof pursuant  hereto,  each
Designated  Receivable  was  secured by a validly  perfected  first priority  security  interest in the related Financed Vehicle or, in the  event  any  such  Receivable  was  secured  by more  than  one
Financed Vehicle,  in each related Financed Vehicle,  each in favor of NFC as secured party,  or all necessary and  appropriate  action had been  commenced  that will  result,  within 100 days  following the  Cutoff  Date,  in the  valid  perfection  of a first  priority security  interest  in each  related  Financed  Vehicle in favor of
NFC as  secured  party in each  case  (except  for  first  priority security  interests  which may exist in any  accessions to Financed
Vehicles not financed by NFC);

(f)   Receivables  In  Force.  No  Designated  Receivable  has been satisfied,  subordinated  or  rescinded,  and no  Financed  Vehicle securing  any  Designated  Receivable  has been  released  from the
Lien of the related Designated Receivable in whole or in part;

(g)   No  Waiver.  Since  the  Cutoff  Date,  no  provision  of any
Designated  Receivable has been waived,  altered or modified in any respect;

(h)   No   Amendments.   Since  the  Cutoff  Date,   no  Designated
Receivable  has been  amended or otherwise  modified  such that the total number of the  Obligor's  Scheduled  Payments is increased or the Initial Receivable Balance thereof is increased;

(i)   No Defenses.  No right of  rescission,  setoff,  counterclaim or defense has been  asserted  or  threatened  with  respect to any
Designated Receivable;

(j)   No Liens.  There are, to NFC's knowledge,  no Liens or claims that have been filed for work,  labor or  materials  affecting  any
Financed  Vehicle  securing any Designated  Receivable  that are or may be  prior  to,  or  equal  or  coordinate  with,  the  security interest  in  each  Financed  Vehicle  granted  by  the  Designated
Receivable  (except  for  Liens or  claims  which  may exist in any accessions to the Financed Vehicles not financed by NFC);

(k)   No Default. There has been no default,  breach,  violation or event  permitting  acceleration  under the terms of any  Designated
Receivable,  and no event has occurred and is continuing  that with notice or the lapse of time would  constitute  a  default,  breach, violation or event permitting  acceleration  under the terms of any
Designated   Receivable,   and  NFC  has  not  waived  any  of  the
foregoing,  in each case  except  for  payments  on any  Designated
Receivables  which  are not more  than 60 days  past due  (measured from the date of any Scheduled Payment) as of the Cutoff Date;

(l)   Insurance.   Each  Obligor  on  a  Designated  Receivable  is
required to maintain a physical  damage  insurance  policy for each
Financed  Vehicle of the type that NFC requires in accordance  with its  customary  underwriting  standards  for the purchase of medium and heavy duty truck, bus and trailer  receivables,  unless NFC has in accordance  with its customary  procedures  permitted an Obligor to self-insure such Financed Vehicle;

(m)   Good Title.  No  Designated  Receivable  or Related  Security
has been  sold,  transferred,  assigned  or  pledged  by NFC to any
Person other than NFRRC;  immediately  prior to the  conveyance  of any  Designated  Receivables  pursuant to this  Agreement,  NFC was the  legal  and  beneficial  owner  thereof,  and was the legal and beneficial  owner  of all  Related  Security,  or held a valid  and perfected  security  interest  in all  Related  Security,  in  each case,  free of any Lien  (except  for any Lien  which  may exist in accessions  to the Financed  Vehicles  not  financed by NFC);  and, upon  execution  and  delivery  of this  Agreement  and the related
Assignment by NFC, and  satisfaction  of the  conditions  set forth in Section  4.02 hereof  relating to such  Designated  Receivables,
NFRRC  shall have all of the right,  title and  interest  of NFC in and to the Designated  Receivables and the Related  Security,  free of any Lien (except for any Lien which may exist in  accessions  to the Financed Vehicles not financed by NFC);

(n)   Lawful  Assignment.  No Designated  Receivable was originated in, or is  subject  to the laws of,  any  jurisdiction  the laws of which would make  unlawful  the sale,  transfer and  assignment  of such  Designated  Receivable  under this  Agreement  or any Further
Transfer and Servicing Agreements;

(o)   All  Filings  Made.  All filings  necessary  under the UCC in
any   jurisdiction  to  give  NFRRC  a  first  priority   perfected
security or ownership  interest in the Designated  Receivables  and the Related  Security  (to the extent it  constitutes  property,  a security  interest in which may be  perfected  by filing  under the applicable UCC ("Code  Collateral"))  shall have been made, and the
Designated Receivables constitute Code Collateral;

(p)   One  Original.  There is only one original  executed  copy of each Designated Receivable;

(q)   No Documents or  Instruments.  No Designated  Receivable,  or
constituent  part thereof,  constitutes  a "negotiable  instrument"
or  "negotiable  document  of title" (as such terms are used in the
UCC);  and each  Designated  Receivable is an "account" or "chattel paper" within the meaning of Section 9-102 of the UCC.

(r)   Maturity of Receivables.  Each  Designated  Receivable has an
original  term  to  maturity  of not  less  than 6  months  and not greater  than  85  months  and,  as  of  the  Cutoff  Date,  had  a remaining  term to  maturity  of not  less  than 3  months  and not greater than 84 months;

(s)   Annual  Percentage  Rate. The Annual  Percentage Rate of each
Designated Receivable is not less than 4.00%;

(t)   Scheduled  Payments;  Delinquency.  As of  the  Cutoff  Date,
each  Designated  Receivable  had a first  scheduled  payment  that was due on or before  August 31, 2004;  as of the Cutoff  Date,  no
Designated  Receivable  had a  payment  that was more  than 60 days past due; as of the Closing Date, no  Designated  Receivable  had a
final scheduled payment that is due later than August 31, 2012;

(u)   Vehicles.   Each  Financed  Vehicle  to  which  a  Designated
Receivable  relates  was a new or used  medium or heavy duty truck, bus or trailer or other  vehicle  at the time the  related  Obligor executed the Retail Note;

(v)   Origin.  Each  Designated  Receivable  was  originated in the
United States;

(w)   Beginning   Receivable   Balance.   The  Initial   Receivable
Balance of each Designated Receivable shall be $1,000 or more;

(x)   Concentration.  The aggregate Initial  Receivables Balance of all  Receivables  from a  single  Obligor  shall  not be more  than
2.00% of the Initial Aggregate Receivables Balance;

(y)   Selection   Criteria.   The   Designated   Receivables   were
selected on a random  basis from all Retail  Notes  satisfying  the selection criteria  described herein,  and no selection  procedures believed  to be adverse to NFRRC or to the Agent or the  Purchasers were utilized in selecting the  Designated  Receivables  from those
Retail Notes of NFC which meet the  selection  criteria  under this
Agreement; and

(z)   No  Government  Contracts.   No  Obligor  under  any  of  the
Designated  Receivables is a  governmental  authority of the United
States or any state or political subdivision thereof.

      SECTION 3.02.  Additional Representations and Warranties of
NFC.  NFC hereby  represents  and  warrants to NFRRC as of the date hereof and as of the related  closing  under the  Further  Transfer and  Servicing  Agreements,  in its  capacity  as the seller of the
Receivables hereunder, that:

(a)   Organization  and Good Standing.  NFC has been duly organized and is validly  existing as a corporation  in good  standing  under the laws of the State of  Delaware,  with  power and  authority  to own its properties  and to conduct its business as such  properties are presently owned and such business is presently  conducted,  and had at all  relevant  times,  and now  has,  power,  authority  and legal right to acquire and own the Designated Receivables;

(b)   Due  Qualification.  NFC is duly  qualified to do business as a  foreign  corporation  in good  standing,  and has  obtained  all necessary  licenses and approvals,  in all  jurisdictions  in which the  ownership  or lease of property or the conduct of its business requires or shall require such qualification;

(c)   Power  and  Authority.  NFC has the power  and  authority  to execute  and  deliver  this  Agreement  and to carry out its terms;
NFC  has  full  power  and   authority   to  sell  and  assign  the
Designated  Receivables and the Related  Security to NFRRC; NFC has
duly   authorized   such  sale  and  assignment  to  NFRRC  by  all
necessary  corporate  action;  and  the  execution,   delivery  and
performance of this  Agreement have been duly  authorized by NFC by all necessary corporate action;

(d)   Valid Sale;  Binding  Obligation.  This  Agreement,  together with the  Assignment  has been  duly  executed  and  delivered  and
constitutes   a  valid  sale,   transfer  and   assignment  of  the
Designated  Receivables and Related Security,  enforceable  against creditors  of and  purchasers  from  NFC and  constitutes  a legal, valid and  binding  obligation  of NFC  enforceable  against NFC in accordance  with its  respective  terms,  except as  enforceability
may   be   limited   by    applicable    bankruptcy,    insolvency,
reorganization  or other similar laws affecting the  enforcement of creditors'  rights in general and by general  principles of equity, regardless  of  whether  such  enforceability  is  considered  in a proceeding in equity or at law;

(e)   No   Violation.   The   consummation   of  the   transactions
contemplated  by  this  Agreement  and  the  Assignment,   and  the
fulfillment  of the  terms  of this  Agreement  and the  Assignment shall not conflict  with,  result in any breach of any of the terms and provisions  of, or constitute  (with or without notice or lapse of time) a default  under,  the  certificate  of  incorporation  or by-laws of NFC, or any  material  indenture,  agreement,  mortgage, deed of  trust or other  instrument  to which  NFC is a party or by which it is bound,  or result in the creation or  imposition of any
Lien upon any of its material  properties  pursuant to the terms of any such  indenture,  agreement,  mortgage,  deed of trust or other instrument  (other  than  this  Agreement,  the  Assignment  or any
Further Transfer and Servicing  Agreement),  or violate any law or, to NFC's knowledge,  any order, writ, judgment,  award, injunction, decree,  rule or  regulation  applicable  to NFC of any court or of any  federal or state  regulatory  body,  administrative  agency or other  governmental  instrumentality  having  jurisdiction over NFC or any of its properties;

(f)   No  Proceedings.  There  are  no  proceedings  or,  to  NFC's
knowledge,   investigations   pending   or,  to  NFC's   knowledge,
threatened,  before  any  court,  regulatory  body,  administrative agency or other  tribunal or  governmental  instrumentality  having
jurisdiction   over  NFC  or  its   properties  (i)  asserting  the
invalidity  of this  Agreement or the  Assignment,  (ii) seeking to prevent the  consummation of any of the  transactions  contemplated
by  this  Agreement  or  the  Assignment,   or  (iii)  seeking  any
determination   or  ruling  that  might  materially  and  adversely
affect the  performance  by NFC of its  obligations  under,  or the validity or  enforceability  of, this Agreement or the  Assignment;
and

(g)   No Consent.  No permit,  consent,  approval or  authorization of, or declaration to or filing with,  any  governmental  authority
is  required  in  connection  with  the  execution,   delivery  and
performance  by NFC of  this  Agreement  or the  Assignment  or the consummation  by NFC of the  transactions  contemplated  hereby  or thereby except as expressly contemplated herein or therein.

      SECTION 3.03.  Representations   and   Warranties  of  NFRRC.
NFRRC hereby represents and warrants to NFC as of the date hereof:

(a)   Organization   and  Good   Standing.   NFRRC  has  been  duly
organized  and  is  validly  existing  as  a  corporation  in  good standing  under the laws of the State of  Delaware,  with power and authority  to own its  properties  and to conduct  its  business as
such   properties   are  presently   owned  and  such  business  is
presently  conducted,  and had at all relevant times,  and now has,
power,   authority   and  legal   right  to  acquire  and  own  the
Designated Receivables;

(b)   Due  Qualification.  NFRRC is duly  qualified  to do business as a foreign  corporation  in good  standing,  and has obtained all necessary  licenses  and  approvals in all  jurisdictions  in which the  ownership  or lease of property or the conduct of its business requires such qualification;

(c)   Power and  Authority.  NFRRC has the power and  authority  to execute and deliver this  Agreement  and to carry out its terms and the  execution,  delivery and  performance  of this  Agreement have been duly authorized by NFRRC by all necessary corporate action;

(d)   No Violation.  The  consummation by NFRRC of the transactions contemplated  by this  Agreement and the  fulfillment  of the terms of this  Agreement  shall not conflict  with,  result in any breach of any of the  terms  and  provisions  of or  constitute  (with  or without notice or lapse of time) a default under,  the  certificate of  incorporation  or by-laws of NFRRC, or any material  indenture, agreement,  mortgage,  deed of trust or other  instrument  to which
NFRRC  is a  party  or by  which  it is  bound,  or  result  in the creation  or  imposition  of any  Lien  upon  any  of its  material properties  pursuant to the terms of any such indenture,  agreement or other instrument  (other than this Agreement,  the Assignment or any Further Transfer and Servicing  Agreement),  or violate any law
or,  to  NFRRC's   knowledge,   any  order,   rule  or   regulation
applicable  to  NFRRC  of any  court  or of any  federal  or  state
regulatory  body,   administrative  agency  or  other  governmental
instrumentality  having  jurisdiction  over  NFRRC  or  any  of its properties;

(e)   No  Proceedings.  There are no  proceedings  or,  to  NFRRC's
knowledge,   investigations   pending  or,  to  NFRRC's  knowledge,
threatened,  before  any  court,  regulatory  body,  administrative agency or other  tribunal or  governmental  instrumentality  having
jurisdiction  over  NFRRC  or  its  properties   (i) asserting  the
invalidity  of this  Agreement or the  Assignment,  (ii) seeking to prevent the  consummation of any of the  transactions  contemplated by this  Agreement or  (iii) seeking  any  determination  or ruling that might  materially  and  adversely  affect the  performance  by
NFRRC of its obligations  under, or the validity or  enforceability of, this Agreement or the Assignment;

(f)   Binding   Obligation.   This  Agreement  shall  constitute  a
legal,  valid and binding  obligation of NFRRC enforceable  against
NFRRC in accordance with its terms,  except as  enforceability  may be limited by applicable  bankruptcy,  insolvency,  reorganization, or other  similar laws  affecting  the  enforcement  of  creditors'
rights in general and by general  principles of equity,  regardless of whether such  enforceability  is  considered  in a proceeding in equity or at law; and

(g)   No Consent.  No permit,  consent,  approval or  authorization of, or declaration to or filing with,  any  governmental  authority
is  required  in  connection  with  the  execution,   delivery  and
performance  by NFRRC of this  Agreement,  or the  consummation  by
NFRRC of the transactions  contemplated  hereby except as expressly contemplated herein.

                            ARTICLE IV
                            CONDITIONS

      SECTION 4.01.  Conditions  to   Obligation   of  NFRRC.   The
obligation  of NFRRC to purchase  the  Designated  Receivables  and the Related  Security  hereunder is subject to the  satisfaction of the following conditions:

(a)   Representations  and  Warranties  True.  The  representations and  warranties  of NFC in Sections 3.01 and 3.02 shall be true and correct  on the  Closing  Date,  and NFC shall have  performed  all obligations  to be  performed  by it  hereunder  on or prior to the
Closing Date.

(b)   No  Repurchase  Event.  No  Repurchase  Event (as  defined in
Section  5.04  below)  shall  have  occurred  on or  prior  to  the
Closing Date with respect to any of the Designated Receivables.

(c)   Computer Files Marked.  NFC shall, at its own expense,  on or prior to the  Closing  Date,  (i)  indicate in its  computer  files created in  connection  with the  Designated  Receivables  that the
Designated  Receivables  have been sold to NFRRC  pursuant  to this
Agreement  and the  related  Assignment  and (ii)  deliver to NFRRC the  Schedule of  Receivables  certified by an officer of NFC to be true, correct and complete.

(d)   Documents to be Delivered By NFC

(i)   The  Assignment.  On the Closing Date,  NFC shall execute and
      deliver   to  NFRRC   the   Assignment   of  the   Designated
      Receivables and the Related Security.

(ii)  Evidence  of UCC  Filing.  On or prior to the  Closing  Date,
      NFC  shall  record  and  file,  at its own  expense,  a UCC-1 financing  statement in each  jurisdiction  in which required by  applicable  law,  executed  by NFC as seller  or  debtor, naming  NFRRC as  purchaser  or  secured  party,  naming  the
      Designated  Receivables  and Related  Security as collateral,
      meeting   the   requirements   of  the  laws  of  each   such
      jurisdiction  and in such manner as is  necessary  to perfect under the UCC the sale,  transfer,  assignment and conveyance of the Designated  Receivables  and the Related  Security (to
      the extent it constitutes Code Collateral) to NFRRC.

(iii) Other  Documents.  On the  Closing  Date,  NFC shall  provide such other documents as NFRRC may reasonably request.

(e)   Other  Transactions.  The related  transactions  contemplated
by  the  Further   Transfer  and  Servicing   Agreements  shall  be
consummated  on or prior to the  Closing  Date (and all  conditions precedent  thereto  shall be  satisfied)  to the  extent  that such transactions  are  intended  to  be  substantially  contemporaneous with the transactions hereunder.

      SECTION 4.02.  Conditions   To   Obligation   of   NFC.   The
obligation  of NFC to sell  the  Designated  Receivables  to  NFRRC hereunder  on the Closing  Date is subject to the  satisfaction  of the following conditions:

(a)   Representations  and  Warranties  True.  The  representations and  warranties  of NFRRC in Section 3.03 shall be true and correct as of  the  Closing  Date,  and  NFRRC  shall  have  performed  all obligations  to be  performed  by it  hereunder  on or prior to the
Closing Date.

(b)   Purchase Price.  On the Closing Date,  NFRRC shall pay to NFC the  Purchase  Price,  payable on such date as provided in Section
2.02 of this Agreement.

                             ARTICLE V
                       ADDITIONAL AGREEMENTS

      NFC agrees with NFRRC as follows:

      SECTION 5.01.  Conflicts With Further Transfer and Servicing
Agreements.  To the extent  that any  provision  of  Sections  5.02 through  5.04 of this  Agreement  conflicts  with any  provision of
the  Further  Transfer  and  Servicing   Agreements,   the  Further
Transfer and Servicing Agreements shall govern.

      SECTION 5.02.  Protection of Title.

(a)   Filings.   NFC  shall   execute   and  file  such   financing
statements  and cause to be  executed  and filed such  continuation and other  statements,  all in such  manner  and in such  places as may be  required  by law fully to  preserve,  maintain  and protect the  interest  of NFRRC  under  this  Agreement  in the  Designated
Receivables  and  the  Related  Security.  NFC  shall  deliver  (or cause to be delivered) to NFRRC  file-stamped  copies of, or filing receipts  for, any  document  filed as provided  above,  as soon as available following such filing.

(b)   Name  Change.  NFC shall not  change  its name,  identity  or corporate  structure  in any manner  that would make any  financing statement  or  continuation  statement  filed by NFC in  accordance with Section  5.02(a)  seriously  misleading  within the meaning of
Section  9-506(b)  of the UCC,  unless it shall have given NFRRC at least 60 days  prior  written  notice  thereof  and shall file such
financing   statements   or  amendments  as  may  be  necessary  to
continue  the  perfection  of  NFRRC's  security  interest  in  the
Designated Receivables and the Related Security.

(c)   Jurisdiction  of  Organization;  Maintenance of Offices.  NFC
shall  give  NFRRC at least 60 days  prior  written  notice  of any change in its  jurisdiction  of  formation  if, as a result of such change,  the  applicable  provisions  of the UCC would  require the filing  of any  amendment  of any  previously  filed  financing  or continuation  statement  or of any  new  financing  statement.  NFC shall at all times  maintain  each  office  from which it  services
Designated  Receivables and its principal  executive  office within the United States of America.

      SECTION 5.03.  Other  Liens  or  Interests.  Except  for  the
conveyances  hereunder and as contemplated by the Further  Transfer and Servicing  Agreements,  NFC shall not sell,  pledge,  assign or transfer the  Designated  Receivables  and the Related  Security to
any other  Person,  or grant,  create,  incur,  assume or suffer to exist any Lien  (except any Lien which may exist in  accessions  to the  Financed  Vehicles  not  financed  by  NFC)  on  any  interest therein,  and NFC shall  defend the right,  title and  interest  of
NFRRC  in,  to and under the  Designated  Receivables  and  Related
Security  against all claims of third parties  claiming  through or under NFC.

      SECTION 5.04.  Repurchase  Events.  By its  execution  of the
Further  Transfer and Servicing  Agreements to which it is a party,
NFC shall be  deemed  to  acknowledge  the  assignment  by NFRRC of such of its  right,  title  and  interest  in,  to and  under  this
Agreement  to the  Subsequent  Transferee  as shall be  provided in
the  Further   Transfer  and  Servicing   Agreements.   NFC  hereby
covenants  and agrees  with NFRRC for the  benefit of NFRRC and any
Subsequent  Transferee  that in the  event  of a  breach  of any of
NFC's  representations  and  warranties  contained  in Section 3.01 hereof with respect to any  Designated  Receivable (a  "Repurchase
Event")  as  of  the  second   Accounting   Date  following   NFC's
discovery  or its  receipt of notice of breach  (or, if a Servicing
Default has  occurred  and is  continuing,  or, at NFC's  election, the first  Accounting Date following such  discovery),  unless such breach  shall have been cured in all  material  respects,  NFC will repurchase  such  Designated  Receivable  from NFRRC on the related
Distribution  Date for an  amount  equal to the  Warranty  Payment, without  further  notice  from NFRRC  hereunder.  It is  understood
and  agreed  that  the   obligation  of  NFC  to   repurchase   any
Designated  Receivable  as to which a breach  has  occurred  and is continuing,  shall,  if such  obligation is  fulfilled,  constitute the sole  remedy  against  NFC for  such  breach  available  to any
Person.

      SECTION 5.05.  Indemnification.  NFC  shall  indemnify  NFRRC for any  liability  as a  result  of the  failure  of a  Designated
Receivable to be originated  in  compliance  with all  requirements of law  and  for  any  breach  of any  of its  representations  and warranties  contained  herein.  This indemnity  obligation shall be in addition to any obligation that NFC may otherwise have.

      SECTION 5.06.  Further  Assignments.  NFC  acknowledges  that
NFRRC  shall,  pursuant  to  the  Further  Transfer  and  Servicing
Agreements,   sell   Designated   Receivables   to  the  Subsequent
Transferee  and  assign  its  rights  hereunder  to the  Subsequent
Transferee,  subject  to the terms and  conditions  of the  Further
Transfer  and  Servicing   Agreements,   and  that  the  Subsequent
Transferee  may in turn  further  pledge,  assign or  transfer  its rights in Designated  Receivables and this  Agreement.  NFC further acknowledges  that NFRRC may assign its rights under the  Custodian
Agreement to the Subsequent Transferee.

      SECTION 5.07.  Pre-Closing  Collections.  Within two Business
Days after the Closing Date,  NFC shall  transfer to the account or accounts  designated  by  NFRRC  (or by the  Subsequent  Transferee
under  the  Further   Transfer  and   Servicing   Agreements)   all
Collections  (from  whatever  source)  constituting  the Designated
Receivables and the Related Security.

      SECTION 5.08.  Limitation on Transfer of International
Purchase  Obligations.  NFRRC  acknowledges  and  agrees  that  the rights  pursuant  to the  International  Purchase  Obligations  are personal  to NFC,  and only the  proceeds  of such rights have been assigned  to  NFRRC.  NFRRC  is not  and is  not  intended  to be a third-party  beneficiary  of such  rights  and,  accordingly,  such rights  will  not be  exercisable  by,  enforceable  by or for  the benefit of, or preserved for the benefit of, NFRRC.

      SECTION 5.09.  Sale  Treatment.  NFC  intends  to  treat  the transfer and assignment  described  herein as a sale for accounting and tax purposes.

      SECTION 5.10.  Schedule    of    Receivables.    Until   this
Agreement  has  terminated,  each of NFC and NFRRC  shall  maintain the  Schedule  of  Receivables  at  its  office  set  forth  on the signature page hereof for inspection  during normal  business hours by interested parties.

                            ARTICLE VI
                          INDEMNIFICATION

      SECTION 6.01.  Indemnities   by   the   Originator.   Without
limiting  any other  rights that NFRRC may have  hereunder or under applicable  law,  NFC  hereby  agrees  to  indemnify  NFRRC and its officers,  directors,  agents and  employees  and its assigns under
the   Further   Transfer   and   Servicing   Agreement   (each   an
"Indemnified Party") from and against any and all damages,  losses, claims,  taxes,  liabilities,  costs,  expenses  and for all  other
amounts   payable,   including   reasonable   attorneys'  fees  and
disbursements  (all of the foregoing  being  collectively  referred to as  "Indemnified  Amounts")  awarded  against or incurred by any of them  arising  out of or as a result  of this  Agreement  or the acquisition,  either  directly  or  indirectly,  by  NFRRC  or  its assigns under the Further  Transfer and Servicing  Agreements of an interest in the Designated Receivables, excluding, however:

(a)   Indemnified  Amounts  to the  extent  that  such  Indemnified
Amounts  resulted from gross  negligence  or willful  misconduct on the part of the Indemnified Party seeking indemnification;

(b)   Indemnified  Amounts to the extent the same  includes  losses in respect of Designated Receivables that are uncollectible; or

(c)   taxes imposed by the  jurisdiction in which such  Indemnified
Party's  principal  executive office is located,  on or measured by the  overall  net  income of such  Indemnified  Party to the extent
that  the   computation  of  such  taxes  is  consistent  with  the
Intended   Characterization;   provided,   however,   that  nothing
contained  in this  sentence  shall limit the  liability  of NFC or
limit  the   recourse  of  NFRRC  to  NFC  for  amounts   otherwise
specifically  provided  to be paid by NFC  under  the terms of this
Agreement.

Without  limiting the generality of the foregoing  indemnification,
NFC shall  indemnify  NFRRC  for  Indemnified  Amounts  (including,
without   limitation,    losses   in   respect   of   uncollectible
receivables,  regardless of whether  reimbursement  therefor  would constitute recourse to NFC) relating to or resulting from:

(a)   any  representation  or warranty made by NFC (or any officers of NFC)  under or in  connection  with  this  Agreement,  any other
Transaction  Document or any other  information or report delivered by NFC pursuant  hereto or thereto,  which shall have been false or incorrect when made or deemed made;

(b)   the failure by NFC to comply with any  applicable  law, rule, order,  writ,  judgment,  award,  injunction,  decree or regulation with  respect to any  Designated  Receivable  or  Contract  related thereto,  or the  nonconformity  of any  Designated  Receivable  or
Contract  included  therein with any such  applicable  law, rule or regulation  or any  failure  of the NFC to keep or  perform  any of its obligations, express or implied, with respect to any Contract;

(c)   any failure of NFC to perform its duties,  covenants or other obligations  in accordance  with the  provisions of this  Agreement or any other Transaction Document;

(d)   any  products  liability,  personal  injury or damage suit or similar  claim arising out of or in  connection  with  merchandise, insurance or services that are the subject of any Contract;

(e)   any dispute,  claim,  counterclaim,  offset or defense (other than  discharge  in  bankruptcy  of the  Obligor) of the Obligor to the  payment  of  any  Designated  Receivable  (including,  without limitation,  a defense based on such  Designated  Receivable or the related  Contract not being a legal,  valid and binding  obligation of such  Obligor  enforceable  against  it in  accordance  with its terms),  or  any  other  claim  resulting  from  the  sale  of  the merchandise  or service  related to such  Designated  Receivable or the furnishing or failure to furnish such merchandise or services;

(f)   the  commingling of Collections of Designated  Receivables at any time with other funds;

(g)   any  investigation,  litigation or  proceeding  related to or arising  from this  Agreement  or any other  Transaction  Document, the transactions  contemplated  hereby,  the use of the proceeds of
the  sale  of   Designated   Receivables,   the  ownership  of  the
Designated  Receivables or any other  investigation,  litigation or proceeding  relating to NFC in which any Indemnified  Party becomes involved  as a  result  of  any of  the  transactions  contemplated hereby;

(h)   any  inability to litigate  any claim  against any Obligor in respect of any  Designated  Receivable  as a result of such Obligor being  immune  from  civil  and  commercial  law  and  suit  on the grounds of  sovereignty  or otherwise  from any legal action,  suit or proceeding;

(i)   any  failure  of  NFC  to  acquire  and  maintain  legal  and equitable  title to, and  ownership  of any  Designated  Receivable and the  Related  Security  free  and  clear of any  Adverse  Claim
(other  than as created  hereunder);  or any  attempt by any Person to void such transfer under  statutory  provisions or common law or equitable  action  (other  than  as a  result  of  the  actions  or inactions of NFRRC or a Subsequent Transferee);

(j)   any  failure  to vest and  maintain  vested in  NFRRC,  or to transfer  to NFRRC,  legal and  equitable  title to, and  ownership of, the Designated  Receivables  and the Related  Security free and clear of any Adverse Claim;

(k)   the failure to have filed, or any delay in filing,  financing statements  or other  similar  instruments  or documents  under the
UCC of any applicable  jurisdiction  or other  applicable laws with respect to any Designated Receivable and the Related Security;

(l)   any action or  omission  by NFC which  reduces or impairs the rights of NFRRC with respect to any  Designated  Receivable  or the value of any such Designated Receivable; and

(m)   any  attempt  by any  Person to void the  purchase  hereunder under statutory provisions or common law or equitable action; and

(n)   any claim by any party arising from the  activities of NFC in administering, servicing or collecting any Designated Receivable.

                            ARTICLE VII
                     MISCELLANEOUS PROVISIONS

SECTION 7.01....Amendment.  This Agreement may be amended from time to time (subject to any expressly applicable amendment
provision of the Further Transfer and Servicing Agreements) by a
written amendment duly executed and delivered by NFC and NFRRC.
Prior to the execution of any such amendment, NFC shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

      SECTION 7.02.  Survival.   The  representations,   warranties
and  covenants  of NFC set forth in  Article  III and  Article V of this  Agreement  shall  remain in full  force and  effect and shall survive  the  Closing  Date  and  the  closing  under  the  Further
Transfer and  Servicing  Agreements.  This  Agreement  shall not be terminated  prior to the  termination  of the Further  Transfer and
Servicing Agreements.

      SECTION 7.03.  Notices.    All    demands,     notices    and
communications   under  this   Agreement   shall  be  delivered  as
specified in Section 14.2 of the Purchase Agreement.

      SECTION 7.04.  Governing  Law. All questions  concerning  the construction,  validity and  interpretation  of this  Agreement and each  Assignment  shall be governed by and  construed  and enforced in  accordance  with the  internal  laws of the  State of New York, without  giving  effect to any choice of law or conflict  provision
or  rule   (whether   of  the  State  of  New  York  or  any  other
jurisdiction)  that would cause the  application of the laws of any jurisdiction other than the State of New York.

      SECTION 7.05.  Waivers.  No  failure  or delay on the part of
NFRRC  in  exercising  any  power,   right  or  remedy  under  this
Agreement  or the  Assignment  shall  operate as a waiver  thereof, nor shall any single or partial  exercise of any such power,  right or remedy  preclude  any other or further  exercise  thereof or the exercise of any other power, right or remedy.

      SECTION 7.06.  Costs  and  Expenses.  NFC  agrees  to pay all reasonable  out-of-pocket  costs and  expenses of NFRRC,  including fees and expenses of counsel,  in  connection  with the  perfection as against third parties of NFRRC's  right,  title and interest in, to and under the  Designated  Receivables  and the  enforcement  of any obligation of NFC hereunder.

      SECTION 7.07.  Confidential  Information.  NFRRC  agrees that it shall  neither  use nor  disclose  to any  person  the names and
addresses  of  the  Obligors,   except  in   connection   with  the
enforcement  of  NFRRC's  rights  hereunder,  under the  Designated
Receivables,  under the Further  Transfer and Servicing  Agreements or as required by law.

      SECTION 7.08.  Headings.   The   various   headings  in  this
Agreement  are for purposes of reference  only and shall not affect the meaning or interpretation of any provision of this Agreement.

      SECTION 7.09.  Counterparts.  This  Agreement may be executed in two or more  counterparts,  and by different parties on separate counterparts,  each  of  which  shall  be an  original,  but all of which  together  shall  constitute  one  and the  same  instrument.
Delivery of an  executed  counterpart  of a signature  page to this
Agreement  by  facsimile  shall  be  effective  as  delivery  of  a manually executed counterpart of this Agreement.

      SECTION 7.10.  Severability  of  Provisions.  If  any  one or
more of the  covenants,  agreements,  provisions  or  terms of this
Agreement  shall for any reason  whatsoever be held  invalid,  then such  covenants,  agreements,  provisions  or terms shall be deemed enforceable  to  the  fullest  extent  permitted,  and  if  not  so
permitted,   shall  be   deemed   severable   from  the   remaining
covenants,  agreements,  provisions or terms of this  Agreement and shall  in no way  affect  the  validity  or  enforceability  of the other  provisions of this  Agreement or of any Securities or rights of any Subsequent Transferee.

      SECTION 7.11.  Further  Assurances.  NFC and  NFRRC  agree to do and  perform,  from  time  to  time,  any and  all  acts  and to execute any and all further  instruments and documents  required or reasonably  requested  by  the  other  more  fully  to  effect  the
purposes  of  this  Agreement,   including  the  execution  of  any
financing  statements or  continuation  statements  relating to the
Designated  Receivables  for filing under the provisions of the UCC of any applicable jurisdiction.

      SECTION 7.12.  No  Other  Third-Party   Beneficiaries.   This
Agreement  shall  inure to the  benefit of and be binding  upon the parties hereto,  any Subsequent  Transferees  and their  respective successors  and permitted  assigns.  Except as otherwise  expressly provided in this  Agreement,  no other  Person shall have any right or obligation hereunder.

      SECTION 7.13.  Merger    and    Integration.     Except    as
specifically  stated  otherwise  herein,  this Agreement sets forth the entire  understanding  of the  parties  relating to the subject matter hereof, and all prior  understandings,  written or oral, are
superseded   by  this   Agreement.   This   Agreement  may  not  be
modified,  amended,  waived,  or  supplemented  except as  provided herein.

      SECTION 7.14.  Bankruptcy Petition.

(a)   NFC and NFRRC each hereby  covenants  and agrees that,  prior to the date  that is one  year and one day  after  the  payment  in full of all outstanding  senior  indebtedness of the Company or any
Financial  Institution that is a special purpose  bankruptcy remote entity,  it will not  institute  against,  or join any other Person in  instituting  against,  the  Company  or  any  such  entity  any
bankruptcy,    reorganization,     arrangement,    insolvency    or
liquidation  proceedings  or other  similar  proceeding  under  the laws of the United States or any state of the United States.

(b)   NFC covenants and agrees that,  prior to the date that is one year  and one day  after  the  payment  in full of all  outstanding obligations  of NFRRC  under the  Purchase  Agreement,  it will not
institute  against,   or  join  any  other  Person  in  instituting
against,   NFRRC  any  bankruptcy,   reorganization,   arrangement,
insolvency   or   liquidation    proceedings   or   other   similar
proceedings  under  the laws of the  United  States or any state of the United States.

      SECTION 7.15.  Limitation of  Liability.  Except with respect to any  claim  arising  out  of the  willful  misconduct  or  gross negligence of the Agent or any  Purchaser,  no claim may be made by
NFC,  NFRRC  or any  other  Person  against  the  Agent or any such
Purchaser  or their  respective  Affiliates,  directors,  officers,
employees,   attorneys  or  agents,  for  any  special,   indirect,
consequential  or  punitive  damages  in  respect  of any claim for breach of contract  or any other  theory of  liability  arising out of or related to the  transactions  contemplated by this Agreement, or any act,  omission or event  occurring in connection  therewith, and NFC and NFRRC each hereby waives,  releases,  and agrees not to sue upon any claim for any such  damages,  whether  or not  accrued and whether or not known or suspected to exist in its favor.

      SECTION 7.16.  Assignments.  NFC  may not  assign  any of its rights and  obligations  hereunder or any interest  herein  without the  prior  written  consent  of NFRRC  and the  Agent.  NFRRC  may assign  at any  time  its  rights  and  obligations  hereunder  and interests  herein to any other  Person  without the consent of NFC.
Without  limiting  the  foregoing,  NFC  acknowledges  that  NFRRC, pursuant to the Purchase  Agreement,  may assign to the Agent,  for the benefit of the  Purchasers,  its rights,  remedies,  powers and privileges  hereunder  and that the  Agent and the  Purchasers  may further  assign such rights,  remedies,  powers and  privileges  to the extent  permitted  in the Purchase  Agreement.  NFC agrees that the  Agent,  as the  assignee  of  NFRRC,  shall  have the right to enforce  this  Agreement  and to exercise  directly  all of NFRRC's rights  and  remedies  under  this  Agreement  (including,  without
limitation,   the  right  to  give  or  withhold  any  consents  or
approvals  of  NFRRC to be given  or  withheld  hereunder)  and NFC agrees to  cooperate  fully with the Agent in the  exercise of such rights and remedies.  This  Agreement  shall create and  constitute the  continuing  obligations  of the parties  hereto in  accordance with its terms and shall  remain  in full  force and  effect  until terminated in accordance with its terms;  provided,  however,  that the  rights  and  remedies  with  respect  to (i) any breach of any representation  and  warranty  made by NFC pursuant to Article III;
(ii) the  indemnification  and payment provisions of Article VI and
(iii)  Sections  7.14  and  7.15  shall  be  continuing  and  shall survive any termination of this Agreement.

      SECTION 7.17.  CONSENT TO  JURISDICTION.  EACH  PARTY  HEREBY
IRREVOCABLY  SUBMITS  TO  THE  NONEXCLUSIVE   JURISDICTION  OF  ANY
UNITED  STATES  FEDERAL  OR NEW YORK  STATE  COURT  SITTING  IN NEW
YORK,  NEW YORK,  IN ANY  ACTION OR  PROCEEDING  ARISING  OUT OF OR
RELATING  TO  THIS  AGREEMENT  OR ANY  DOCUMENT  EXECUTED  BY  SUCH
PERSON   PURSUANT  TO  THIS   AGREEMENT   AND  EACH  PARTY   HEREBY
IRREVOCABLY  AGREES  THAT ALL CLAIMS IN  RESPECT OF SUCH  ACTION OR
PROCEEDING  MAY BE  HEARD  AND  DETERMINED  IN ANY SUCH  COURT  AND
IRREVOCABLY  WAIVES ANY  OBJECTION IT MAY NOW OR HEREAFTER  HAVE AS
TO THE VENUE OF ANY SUCH  SUIT,  ACTION OR  PROCEEDING  BROUGHT  IN
SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

      SECTION 7.18.  WAIVER  OF  JURY  TRIAL.   EACH  PARTY  HERETO
HEREBY WAIVES TRAIL BY JURY IN ANY JUDICIAL  PROCEEDING  INVOLVING,
DIRECTLY  OR  INDIRECTLY,  ANY MATTER  (WHETHER  SOUNDING  IN TORT,
CONTRACT OR  OTHERWISE)  IN ANY WAY ARISING OUT OF , RELATED TO, OR
CONNECTED  WITH  THIS  AGREEMENT,  ANY  DOCUMENT  EXECUTED  BY  THE
SELLER PURSUANT TO THIS AGREEMENT OR THE  RELATIONSHIP  ESTABLISHED
HEREUNDER OR THEREUNDER.

                             * * * * *

--------------------------------------------------------------------------------
      IN WITNESS  WHEREOF,  the  parties  hereby  have  caused this
Agreement  to be executed by their  respective  officers  thereunto duly authorized as of the date and year first above written.

                          NAVISTAR FINANCIAL CORPORATION

                          By:

                          NAVISTAR FINANCIAL RETAIL RECEIVABLES
                          CORPORATION

                          By

--------------------------------------------------------------------------------
                                                        EXHIBIT A

                        FORM OF ASSIGNMENT

      For value received,  in accordance with the Receivables  Sale
Agreement,  dated  as of July  30,  2004  (the  "Sale  Agreement"), between  Navistar  Financial  Corporation,  a Delaware  corporation
("NFC"),  and Navistar Financial Retail  Receivables  Corporation a
Delaware  corporation  ("NFRRC"),  NFC does  hereby  sell,  assign,
transfer  and  otherwise   convey  unto  NFRRC,   without  recourse
(except to the extent  expressly  provided in the Sale  Agreement), all  right,  title  and  interest  of NFC in,  to and under (i) the
Receivables  listed  on  Schedule  I  hereto,  (having  an  Initial
Aggregate    Receivables   Balance   of    $324,999,999.66)    (the
"Designated  Receivables")  and all monies paid thereon  (including
Liquidation  Proceeds)  and due  thereunder on and after the Cutoff
Date;  (ii)  the  security   interests  in  the  Financed  Vehicles
granted by Obligors  pursuant to the  Designated  Receivables  and, to the extent  permitted by law, any  accessions  thereto which are financed by NFC;  (iii) all other  security  interests or liens and property  subject thereto from time to time, if any,  purporting to secure payment of such Designated  Receivable,  whether pursuant to a contract  related to such  Designated  Receivable  or  otherwise, together  with all  financing  statements  and security  agreements describing  any  collateral  securing such  Designated  Receivable;
(iv) the  benefits  of any lease  assignments  with  respect to the
Financed  Vehicles;  (v) any proceeds from any  Insurance  Policies with  respect  to the  Designated  Receivables;  (vi) any  proceeds from Dealer  Liability with respect to the Designated  Receivables, proceeds from any International  Purchase  Obligations with respect to the  Designated  Receivables  (subject  to the  limitations  set
forth  in  Section   5.08  of  the  Sale   Agreement);   (vii)  all
guaranties,   letters   of   credit   and   other   agreements   or
arrangements  of whatever  character  from time to time  supporting
or  securing   payment  of  such  Designated   Receivable   whether
pursuant to the Contract  related to such Designated  Receivable or otherwise  (other  than the  International  Purchase  Obligations);
(viii)  all of NFC's  right,  title and  interest  in, to and under the Designated  Accounts and all monies  therein;  (ix) all Records and  Receivables  Files  relating to such  Designated  Receivables;
and      (x)      any      proceeds      of      any     of     the
foregoing.

      The foregoing  sale does not  constitute  and is not intended to  result  in any  assumption  by NFRRC of any  obligation  of the undersigned  to  the  Obligors,  Dealers,  insurers  or  any  other
Person  in  connection   with  the  Designated   Receivables,   the
agreements  with Dealers,  any Insurance  Policies or any agreement or instrument relating to any of them.

      This   Assignment   is  made   pursuant   to  and   upon  the
representations,  warranties  and  agreements  on the  part  of the undersigned  contained in the Sale  Agreement and is to be governed by the Sale Agreement.

      Capitalized  terms  used  herein  and not  otherwise  defined shall have the meaning assigned to them in the Sale Agreement.

                             * * * * *

--------------------------------------------------------------------------------
      IN  WITNESS   WHEREOF,   the   undersigned  has  caused  this
Assignment to be duly executed as of July 30, 2004.

                          NAVISTAR FINANCIAL CORPORATION

                          By
                          Name:
                          Title: